TD ASSET MANAGEMENT USA FUNDS INC.

TD Short-Term Bond Fund
TD Core Bond Fund
TD High Yield Bond Fund
Epoch U.S. Equity Shareholder Yield Fund
Epoch Global Equity Shareholder Yield Fund
TD Target Return Fund

(Together, the “Funds” and each, a “Fund”)

Supplement dated September 29, 2017
to the Summary Prospectus of each Fund, each dated June 1, 2017, and the Prospectus and
Statement of Additional Information of each Fund, each dated May 31, 2017, as supplemented

On September 28, 2017, the Board of Directors of TD Asset Management USA Funds Inc. (the “Company”) approved the liquidation of each of the TD Short-Term Bond Fund, TD Core Bond Fund, TD High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund, Epoch Global Equity Shareholder Yield Fund and TD Target Return Fund, each a series of the Company, pursuant to the terms of a Plan of Liquidation for each Fund. The liquidations were proposed as a result of lack of demand in the marketplace for the Funds and difficulty in attracting and retaining assets.

Under its Plan of Liquidation, the Fund will be liquidated on or about January 17, 2018 (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the relevant Fund will be converted to cash or cash equivalents, and the Fund will cease investing its assets in accordance with its stated investment objective and policies.

On the Liquidation Date, shareholders in the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities.

A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so. Shareholders remaining in a Fund just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

Although the liquidation is not expected to be a taxable event for each Fund, for taxable shareholders the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A Fund may also make a distribution of undistributed net income and/or net capital gains prior to the Liquidation Date. Shareholders, including shareholders that own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, should consult their tax advisers regarding the tax treatment of the liquidations.

In connection with its liquidation, each of the TD Short-Term Bond Fund, TD High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund and TD Target Return Fund will be closed to new investments, including through exchanges into the Fund from other funds of the Company, effective October 27, 2017, and each of the TD Core Bond Fund and Epoch Global Equity Shareholder Yield Fund will be closed to new investments, including through exchanges into the Fund from other funds of the Company, effective January 12, 2018. Investors may continue to redeem shares of each Fund.

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